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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 AUGUST 4, 2000
                                (Date of Report)


                                  ULTRAK, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        0-9463                75-2626358
(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         file Number)         Identification No.)


                             1301 WATERS RIDGE DRIVE
                             LEWISVILLE, TEXAS 75057
                    (Address of principal executive offices)



                                 (972) 353-6500
              (Registrant's telephone number, including area code)



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                          ULTRAK, INC. AND SUBSIDIARIES

ITEM 5: OTHER EVENTS

Resignation of Ted Wlazlowski

On July 28, 2000 Ted Wlazlowski announced his resignation as the Executive Vice President of the registrant. Mr. Wlazlowski will assist in an orderly transition over the next two to three month period. Peter Beare has been elected President and Chief Operating Officer of the registrant.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not Applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

(c)      EXHIBITS.

         EXHIBIT 99.1- Press Release regarding resignation of Ted Wlazlowski and naming of new President, Peter Beare.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ULTRAK, INC.
                                              (Registrant)


Date: August 4, 2000                          By: /s/ MARK L. WEINTRUB
                                                 -------------------------------
                                                 Mark L. Weintrub, Secretary


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
99.1  -  Press Release regarding resignation of Ted Wlazlowski and naming of new President, Peter Beare.